Exhibit 10.05


          EIGHTH AMENDMENT TO SECURITIZATION AGREEMENTS

     THIS EIGHTH AMENDMENT TO SECURITIZATION AGREEMENTS (this "Amendment"), is made and entered into as of April 5, 2002 (the "Effective Date"), by and among CONSOLIDATED FREIGHTWAYS FUNDING LLC, a Delaware limited liability company (the "Borrower"), CONSOLIDATED FREIGHTWAYS CORPORATION OF DELAWARE, a Delaware corporation ("CFCD"; the Borrower and CFCD are referred to herein individually as a "Company" and collectively as the "Companies"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), in its capacities (i) as Conduit Lender (in such capacity, the "Conduit Lender"), (ii) as Committed Lender (in such capacity, the "Committed Lender"; in its dual capacities as Conduit Lender and Committed Lender, GE Capital is herein referred to as "Lender"), and (iii) as Administrative Agent for the Lender (in such capacity, the "Administrative Agent").

                      W I T N E S S E T H:

     WHEREAS, CFCD and the Borrower are parties to a certain Receivables Sale and Contribution Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Sale Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in Annex X to the Sale Agreement as amended by this Amendment), whereby CFCD has agreed to sell, contribute or otherwise transfer to the Borrower, and the Borrower has agreed to purchase or otherwise acquire from CFCD, all of the right, title and interest of CFCD in the Receivables; and

     WHEREAS,   CFCD,   the   Borrower,  the   Lender   and   the
Administrative Agent, are parties to a certain Servicing Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Servicing Agreement"), whereby the Borrower has appointed CFCD to service, administer and collect the Transferred Receivables pursuant to the Funding Agreement (defined below) on the terms and conditions set forth therein; and

     WHEREAS, the Parent, certain Subsidiaries of Parent signatory thereto, the Borrower, the Lender, the Conduit Lender and the Administrative Agent are parties to a certain Guaranty Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Guaranty Agreement"); and

     WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to a certain Receivables Funding Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Funding Agreement") (the Sale Agreement, the Servicing Agreement, the Guaranty Agreement and the Funding Agreement, together with all exhibits and annexes thereto, are referred to herein collectively as the "Securitization Agreements"), pursuant to which, among other things, the Lender has agreed, subject to certain terms and conditions, to make Advances to the Borrower to fund its purchases of the Receivables; and

     WHEREAS, the Companies have requested that the Securitization Agreements be amended in certain respects, and GE Capital (in its various capacities) is willing to agree to such amendments subject to the terms and conditions of this Amendment.

     NOW  THEREFORE, in consideration of the premises and  mutual
covenants   contained  herein,  and  other  good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions to effectiveness specified in Section 7 below, any Incipient Termination Event or Termination Event resulting from
(i) any failure of the Parent to meet the Minimum EBITDA financial covenant in clause (c) to Annex 4.02(p) to the Sale Agreement solely for the Fiscal Quarters ending December 31, 2001 and March 31, 2002, as such financial covenant is in effect immediately prior to the date of this Amendment or as it was in effect immediately prior to the Seventh Amendment Effective Date; provided, however that any such Incipient Termination Event or Termination Event shall automatically be restored if the Parent shall fail or have failed to satisfy the financial covenant as amended hereby, and (ii) any failure of the Parent to meet the Minimum Fixed Charge Coverage Ratio financial covenant in clause
(a) to Annex 4.02(p) to the Sale Agreement solely for the Fiscal Quarter ending March 31, 2002, as such financial covenant is in effect immediately prior to the date of this Amendment; provided, however that any such Incipient Termination Event or Termination Event shall automatically be restored if the Parent shall fail or have failed to satisfy the financial covenant as amended hereby.

2. Amendments of Securitization Agreements. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions to effectiveness specified in Section 7 below, the parties signatory to each of the Funding Agreement, the Sale Agreement and the Servicing Agreement hereby agree to amend the Securitization Agreements as follows:
          (A)  Amendments to Annex X.

               (i) Annex X to the Funding Agreement, the Sale Agreement and the Servicing Agreement is hereby amended by adding a new defined term "Eighth Amendment Effective Date" in alphabetical order to read in its entirety as follows:

              "Eighth Amendment Effective Date" shall mean  April
         5, 2002.

               (ii) The definition of the term "Payroll Reserve" set forth in Annex X to the Funding Agreement, the Sale Agreement and the Servicing Agreement is hereby deleted in its entirety and the following definition of such term is substituted in lieu thereof:

              "Payroll  Reserve"  shall mean  (a)  at  all  times
         during the period from the Third Amendment Effective Date through November 1, 2001, an amount equal to $5,000,000, (b) at all times on and after November 2, 2001 and prior to the Eighth Amendment Effective Date, an amount equal to $15,000,000, (c) at all times on and after the Eighth Amendment Effective Date and prior to the Payroll Reserve Adjustment Date (defined below), an amount equal to $20,000,000, and (d) at all times on and after the Payroll Reserve Adjustment Date (defined below), an amount equal to $15,000,000. The imposition of the Payroll Reserve is not intended to modify or impair the Administrative Agent's discretion to impose additional reserves with respect to the unpaid employee payroll of the Parent and its Subsidiaries under clause
         (iv) of the definition of the term "Reserves" herein. As used herein, the term "Payroll Reserve Adjustment Date" shall mean the first date upon which each of the following conditions shall be satisfied in full: (i) the outstanding principal amount of the Revolving Loan (as such term is defined in the Revolving Credit Agreement) is permanently reduced to an amount equal to or less than $25,000,000; (ii) Parent shall have delivered to GE Capital a Borrowing Limit Reduction Notice (as such term is defined in the Revolving Credit Agreement), which shall have resulted in a permanent reduction in the Borrowing Limit (as such term is defined in the Revolving Credit Agreement) to an amount equal to or less than $25,000,000 in accordance with the terms of the Revolving Credit Agreement; and (iii) Parent shall have delivered to GE Capital an Advance Rate Reduction Notice (as such term is defined in the Revolving Credit Agreement), which shall have resulted in a permanent reduction in the Advance Rate (as such term is defined in the Revolving Credit Agreement) to no more than 23.8% in accordance with the terms of the Revolving Credit Agreement.

         (B) Amendments to Sale Agreement. Annex 4.02(p) to the Sale Agreement is hereby amended as follows:

          (i) Clause (a) is deleted in its entirety and replaced with a new clause (a) as set forth below:

               (a) Minimum Fixed Charge Coverage Ratio. The Parent and its Subsidiaries shall have on a consolidated basis, as of the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the period set forth below of not less than the following:

          Fiscal Quarter             Minimum Fixed
                                         Charge
                                     Coverage Ratio

          for the Rolling Period      0.20 to 1.00
          ending September 30,
          2001

          for the Rolling Period      0.01 to 1.00
          ending December 31, 2001

          for the three month        -1.80 to 1.00
          period ending March 31,
          2002

          for the six month period   -1.20 to l.00
          ending June 30, 2002

          for the nine month         -0.30 to 1.00
          period ending September
          30, 2002

          for the Rolling Period      0.20 to 1.00
          ending December 31, 2002

          for the Rolling Period      1.70 to 1.00
          ending on each Fiscal
          Quarter thereafter



          (ii) Clause (c) is deleted in its entirety and replaced with a new clause (c) as set forth below:

               (c) Minimum EBITDA. Parent and its Subsidiaries shall have on a consolidated basis, for each period set forth below, an EBITDA for such period of not less than the following:

          Fiscal Quarter            Minimum EBITDA

          for the Rolling Period    $8,000,000
          ending September 30,
          2001

          for the Rolling Period    -$3,300,000
          ending December 31, 2001

          for the three month       -$13,300,000
          period ending March 31,
          2002

          for the six month period  -$16,400,000
          ending June 30, 2002

          for the nine month        $1,400,000
          period ending September
          30, 2002

          for the Rolling Period    $20,500,000
          ending December 31, 2002

          for the Rolling Period    $80,000,000
          ending on each Fiscal
          Quarter thereafter



         (C)   Amendment to Funding Agreement.    Section 8.06(b)
to the Funding Agreement is deleted in its entirety and replaced with a new Section 8.06(b) as set forth below:

              (b)   Access.   The  Borrower  shall,  at  its  own
          expense, during normal business hours, subject to Borrower's reasonable and customary safety, security and confidentiality policies and regulations, from time to time upon one Business Day's prior notice: (i) provide the Lenders, the Administrative Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers) and to the Borrower Collateral; (ii) permit the Lenders, the
          Administrative Agent and any of their respective officers, employees and agents to inspect, audit and make extracts from its books and records, including all Records; (iii) permit the Lenders or the Administrative Agent and their respective officers, employees and agents to inspect, review and evaluate the Transferred Receivables and the Borrower Collateral and (iv) permit the Lenders or the Administrative Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or its performance under this Agreement or the other Related Documents or its affairs, finances and accounts with any of its officers, managers, employees, representatives or agents (in each case, with those persons having knowledge of such matters) and with its independent certified public accountants. Borrower shall be liable for all costs and expenses relating to any and all of the foregoing inspections, appraisals, evaluations or reviews conducted by the Administrative Agent, any Lender or any of their respective officers, employees and agents irrespective of whether or not any Termination Event or Incipient Termination Event exists at the time of any such inspection, appraisal, evaluation or review. If (A) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (B) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems any Lender's rights or interests in the Transferred Receivables, the Borrower Assigned Agreements or any other Borrower Collateral insecure, then the Borrower shall, at its own expense, provide such access at all times and without advance notice and provide the Lenders or the Administrative Agent with access to its suppliers and customers. The Borrower shall make available to the Administrative Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that the Administrative Agent may request. The Borrower shall deliver any document or instrument necessary for the Administrative Agent, as the Administrative Agent may from time to time request, to obtain records from any service bureau or other Person that maintains records for the Borrower or the Servicer, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by the Borrower or the Servicer.

     3. No Other Amendments. Except for the waiver expressly set forth and referred to in Section 1 and the amendments expressly set forth and referred to in Section 2, the Securitization Agreements shall remain unchanged and in full force and effect.

4. Representations and Warranties. Each Company hereby represents and warrants to the Lender and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by such Company, (b) after giving effect to this Amendment, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event in respect of such Company has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by such Company in the Securitization Agreements are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by any Company of any of its representations and warranties contained in this Section 4 shall be a Termination Event and an Event of Servicer Termination for all purposes of the Securitization Agreements. Any Advances made on the Effective Date shall be deemed to have been requested and funded after giving effect to this Amendment.
5. Ratification. Each Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Securitization Agreements and all other documents delivered by such Company in connection therewith (including without limitation the other Related Documents to which each Company is a party), effective as of the date hereof.
6. Estoppel. To induce GE Capital (in its various capacities) to enter into this Amendment, each Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of any Company as against GE Capital (in its various capacities) with respect to the obligations of any Company to GE Capital (in its various capacities) under the Securitization Agreements or the other Related Documents, either with or without giving effect to this Amendment.
7. Conditions to Effectiveness. This Amendment shall become effective, as of the Effective Date, upon receipt by the Administrative Agent, in form and substance satisfactory to Administrative Agent, of this Amendment, duly executed, completed and delivered by each of the Companies and by GE Capital in its various capacities.
8. Reimbursement of Expenses. Each Company hereby agrees that it shall reimburse the Administrative Agent on demand for all costs and expenses (including without limitation reasonable attorney's fees) incurred by the Administrative Agent in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.
9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.
10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
11. Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.
12. Entire Agreement. The Securitization Agreements as amended by this Amendment embody the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.
13. Originators' and GE Capital's Capacities. CFCD is executing and delivering this Amendment both in its capacity as an Originator under the Sale Agreement and as a Servicer under the Servicing Agreement, and all references herein to "CFCD" shall be deemed to include CFCD in both such capacities unless otherwise expressly indicated. GE Capital is executing and delivering this Amendment in its various capacities as Lender and the Administrative Agent, and all references herein to "GE Capital" shall be deemed to include it in all such capacities unless otherwise expressly indicated.




[Remainder of page intentionally blank; next page is signature page]

     IN  WITNESS  WHEREOF, the parties have  caused  this  Eighth
Amendment to Securitization Agreements be duly executed by their respective officers thereunto duly authorized, as of the date first above written.



                         CONSOLIDATED FREIGHTWAYS FUNDING LLC, as
                         Borrower


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer



                         CONSOLIDATED FREIGHTWAYS CORPORATION OF
                         DELAWARE, as Originator and Servicer


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer


                         CONSOLIDATED FREIGHTWAYS CORPORATION


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer




                         CF AIRFREIGHT CORPORATION


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer







                         CF MOVESU.COM INCORPORATED



                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer


                         REDWOOD SYSTEMS, INC.


                         By:/s/Kerry K. Morgan
                         Name: Kerry K. Morgan
                         Title:  Vice President and Treasurer


                         LELAND JAMES SERVICE CORPORATION


                         By:/s/Kerry K. Morgan
                         Name: Kerry K. Morgan
                         Title:  Vice President and Treasurer


                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         as Conduit Lender, Committed Lender and
                         Administrative Agent


                         By /s/Craig Winslow
                         Name:     Craig Winslow
                              Its Duly Authorized Signatory